UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2020
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St.,		4th Floor, One Vine Street
Suite 300		London	Delftseplein 27E
Houston,	Texas	W1J0AH	3013AA	Rotterdam
USA	77010	United Kingdom	Netherlands
(Addresses of principal executive offices)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	2755 500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to our Credit Agreements

On October 8, 2020, LyondellBasell Industries N.V. (the "Company" or "we") entered into amendments and related documents (collectively, the "Amendments" and, each an "Amendment") to its (i) Amended and Restated Credit Agreement, dated June 5, 2014, (the "Revolver Amendment") among the Company and LYB Americas Finance LLC ("LYB Americas Finance"), as borrowers, with various financial institutions as lenders from time to time party thereto, and Bank of America, N.A. ("Bank of America"), as administrative agent (as amended, restated, supplemented, extended or otherwise modified from time to time, the "Revolving Credit Agreement"), (ii) Three Year Credit Agreement, dated March 29, 2019, (the "Term Loan Amendment") among the Company, as guarantor, LYB Americas Finance, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent (as amended, the "Term Loan Agreement") and (iii) Receivables Purchase Agreement, dated September 11, 2012, (the "U.S. Receivables Amendment") by and among LYB Receivables LLC, as seller, Lyondell Chemical Company, as initial servicer, Mizuho Bank, Ltd., as administrator and letter of credit bank, and certain conduit purchasers, committed purchasers, letter of credit participants and purchaser agents that are parties thereto (as amended, the "U.S. Receivables Facility" and, together with the Revolving Credit Agreement and the Term Loan Agreement, the "Credit Agreements" and, each a "Credit Agreement").

Among other things, the Amendments amended each Credit Agreement’s maximum leverage ratio financial covenant to (a) 4.25 to 1.00 for the fiscal quarter ending December 31, 2020; (b) 4.50 to 1.00 for the fiscal quarter ending March 31, 2021; (c) 4.00 to 1.00 for the fiscal quarter ending June 30, 2021; (d) 3.75 to 1.00 for the fiscal quarter ending September 30, 2021; and (e) 3.50 to 1.00 for the fiscal quarter ending December 31, 2021 and thereafter; provided, that, to the extent our recently announced Louisiana joint venture with a subsidiary of Sasol Limited (the "Louisiana Joint Venture") is consummated, the maximum leverage ratio financial covenant will automatically adjust to (a) 5.00 to 1.00 for the fiscal quarters ending December 31, 2020 and March 31,2021; (b) 4.75 to 1.00 for the fiscal quarter ending June 30, 2021; (c) 4.50 to 1.00 for the fiscal quarters ending September 30, 2021 and December 31, 2021; (d) 4.00 to 1.00 for the fiscal quarter ending March 30, 2022; (e) 3.50 to 1.00 for the fiscal quarter ending June 30, 2022 (or, if the Louisiana Joint Venture is consummated after December 31, 2020, 4.00 to 1.00); and (f) 3.50 to 1.00 for the fiscal quarter ending September 30, 2022 and thereafter. In addition, with respect to the Revolving Credit Agreement and the Term Loan Agreement, the Amendments further restrict certain dividends and other specified Restricted Payments (as defined in the Revolving Credit Agreement and Term Loan Agreement).

The foregoing description of the Revolver Amendment, the Term Loan Amendment, and the U.S. Receivables Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolver Amendment, the Term Loan Amendment, and the U.S. Receivables Amendment, which are filed as Exhibits 10.1, 10.2, and 10.3 hereto, respectively, and the Revolving Credit Agreement, the Term Loan Agreement, and the U.S. Receivables Facility, which were previously filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2019, each of which is incorporated herein by reference.

Offering of Senior Unsecured Notes

On October 8, 2020, the Company and its wholly owned subsidiary, LYB International Finance III, LLC (the "Issuer"), completed the underwritten public offering and sale by the Issuer of $650 million aggregate principal amount of Guaranteed Floating Rate Notes due 2023 (the 2023 "Notes"), $500 million aggregate principal amount of 1.1250% Guaranteed Notes due 2025 (the "2025 Notes"), $500 million aggregate principal amount of 2.250% Guaranteed Notes due 2030 (the "2030 Notes"), $750 million aggregate principal amount of 3.375% Guaranteed Notes due 2040 (the “2040 Notes”), $1 billion aggregate principal amount of 3.625% Guaranteed Notes due 2051 (the "2051 Notes"), and $500 million aggregate principal amount of 3.800% Guaranteed Notes due 2060 (together with the 2023 Notes, 2025 Notes, 2030 Notes, 2040 Notes, and 2051 Notes, the "Notes"). The Notes are fully and unconditionally guaranteed by the Company.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-229812) and was made pursuant to the prospectus dated February 22, 2019 (the "Base Prospectus"), as supplemented by the prospectus supplement dated October 6, 2020 relating to the Notes and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (together with the Base Prospectus, the "Prospectus"). The Notes were issued under an indenture, dated as of October 10, 2019, among the Company, the Issuer and Wells Fargo Bank, National Association, as trustee (the "Indenture"). The terms of the Notes and the guarantees by the Company are set forth in an officer’s certificate of the Issuer delivered pursuant to the Indenture (the "Officer’s Certificate").

The descriptions of the Notes, the Indenture, and the Officer’s Certificate are included in the Prospectus and are incorporated herein by reference. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture and the Officer’s Certificate (including the forms of the Notes), copies of which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under the heading "Offering of Senior Unsecured Notes" included above in "Item 1.01. Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 8.01. Other Events.

On October 6, 2020, the Company and the Issuer, entered into an Underwriting Agreement (the "Underwriting Agreement") with J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, relating to the underwritten public offering and sale by the Issuer of the Notes, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Also on October 6, 2020, the Company provided notice (the "Notice of 2021 Notes Redemption") to Wells Fargo Bank, National Association, as trustee (the "2021 Notes Trustee"), of its intent to redeem $1 billion in aggregate principal amount of its outstanding 6% Senior Notes due 2021 (the "2021 Notes"), pursuant to the Indenture, dated as of November 14, 2011, as supplemented (the “2011 Indenture”), between the Company and the 2021 Notes Trustee. A copy of the Notice of 2021 Notes Redemption is included as Exhibit 99.1 to this Current Report on Form 8-K. We intend to use the net proceeds from the sale of the Notes to complete the redemption of the 2021 Notes.

The Company will redeem the 2021 Notes on November 5, 2020. The redemption price of the 2021 Notes is equal to the principal amount thereof plus accrued and unpaid interest up to, but excluding, the redemption date, plus an applicable premium in accordance with the 2011 Indenture.

On October 7, 2020, the Company provided notice (the "Notice of 2022 Notes Redemption", and together with the Notice of 2021 Notes Redemption, the "Notices of Redemption") to Deutsche Bank Trust Company Americas, as trustee (the "2022 Notes Trustee"), of its intent to redeem €750 million in aggregate principal amount of its outstanding 1.875% Guaranteed Notes due 2022 (the "2022 Notes"), pursuant to the Indenture, dated as of March 2, 2016, as supplemented (the “2016 Indenture”), between the Company, LYB International Finance II B.V., and the 2022 Notes Trustee. A copy of the Notice of 2022 Notes Redemption is included as Exhibit 99.2 to this Current Report on Form 8-K. We intend to use the net proceeds from the sale of the Notes to complete the redemption of the 2022 Notes.

The Company will redeem the 2022 Notes on November 6, 2020. The redemption price of the 2022 Notes is equal to the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the 2022 Notes that would be due if the 2022 Notes matured on December 2, 2021, exclusive of interest accrued to the date of redemption, and discounted to the date of redemption on an annual basis at an applicable premium in accordance with the 2016 Indenture, plus accrued and unpaid interest to the redemption date.

The descriptions above are summaries and are qualified in their entirety by reference to the Underwriting Agreement and the Notices of Redemption, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

1.1*
Underwriting Agreement dated October 6, 2020 among LyondellBasell Industries N.V., LYB International Finance III, LLC and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein

Exhibit Number	Description

4.1
Indenture, among LYB International Finance III, LLC, as Issuer, LyondellBasell Industries N.V., as Guarantor, and Wells Fargo Bank, National Association, as Trustee, dated as of October 10, 2019 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on October 10, 2019)

4.2*
Officer’s Certificate of LYB International Finance III, LLC relating to the Guaranteed Floating Rate Notes due 2023, 1.250% Guaranteed Notes due 2025, 2.250% Guaranteed Notes due 2030, 3.375% Guaranteed Notes due 2040, 3.625% Guaranteed Notes due 2051, and 3.800% Guaranteed Notes due 2060, dated as of October 8, 2020

4.3*	Form of LYB International Finance III, LLC’s Guaranteed Floating Rate Notes due 2023 (included in Exhibit 4.2)

4.4*	Form of LYB International Finance III, LLC’s 1.250% Guaranteed Notes due 2025 (included in Exhibit 4.2)

4.5*	Form of LYB International Finance III, LLC’s 2.250% Guaranteed Notes due 2030 (included in Exhibit 4.2)

4.6*	Form of LYB International Finance III, LLC’s 3.375% Guaranteed Notes due 2040 (included in Exhibit 4.2)

4.7*	Form of LYB International Finance III, LLC’s 3.625% Guaranteed Notes due 2051 (included in Exhibit 4.2)

4.8*	Form of LYB International Finance III, LLC’s 3.800% Guaranteed Notes due 2060 (included in Exhibit 4.2)

5.1*	Legal opinion of Gibson, Dunn & Crutcher LLP

5.2*	Legal opinion of De Brauw Blackstone Westbroek N.V.

8.1*	Legal opinion of De Brauw Blackstone Westbroek N.V.

10.1*
Amendment No. 3 to the Amended and Restated Credit Agreement, dated October 8, 2020, among LyondellBasell Industries N.V. and LYB Americas Finance Company LLC, as borrowers, the lenders party thereto, and Bank of America, N.A., as administrative agent

10.2*
Amendment No. 2 to the Three-Year Credit Agreement, dated October 8, 2020, among LyondellBasell Industries N.V. as guarantor, and LYB Americas Finance Company LLC, as borrower, and Bank of America, N.A., as administrative agent

10.3*
Acknowledgement of Amendment to Receivables Purchase Agreement, dated October 8, 2020, among Lyondell Chemical Company, as servicer, LYB Receivables LLC, as seller, the conduit purchasers, related committed purchasers, LC participants and purchaser agents party thereto, the other parties thereto and Mizuho Bank, Ltd., as administrator and letter of credit bank

23.1*	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2*	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibits 5.2 and 8.1)

99.1*	Notice by LyondellBasell Industries N.V. to Wells Fargo Bank, National Association, dated October 6, 2020, announcing its intent to redeem $1 billion of outstanding 6% Senior Notes due 2021

99.2*	Notice by LyondellBasell Industries N.V. to Deutsche Bank Trust Company Americas, dated October 7, 2020, announcing its intent to redeem €750 million of outstanding 1.875% Guaranteed Notes Due 2022

104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	October 8, 2020	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President and Chief Legal Officer